UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2025

HPS CORPORATE LENDING FUND

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01431	87-6391045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 33rd Floor
New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-287-6767

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 17, 2025, HPS Corporate Lending Fund (the “Fund”) entered into that certain Amendment No. 4 to the Credit Agreement (the “Amendment”) among the Fund, as servicer, HLEND Holdings B, L.P., as borrower (the “Borrower”), Bank of America, N.A., as administrative agent, U.S. Bank Trust Company, National Association, as collateral administrator, U.S. Bank National Association, as collateral custodian, and the lenders party thereto, amending that certain Credit Agreement, dated as of July 19, 2022, among the Borrower, the Fund, as servicer, the lenders from time to time party thereto, Bank of America, N.A., and other parties thereto (as amended by the Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Amendment provides for, among other things, an increase in the aggregate commitments of the lenders under the Credit Agreement from $1,250,000,000 to $1,500,000,000 and an extension of the Availability Period from January 2027 to September 2028 and the Maturity Date from January 2029 to September 2030. In addition, the Amendment adjusts the definition of Applicable Rate such that the Applicable Rate, on and after October 1, 2025, is calculated as the greater of (x)(i) the sum of (a) the adjusted balance of all Broadly Syndicated Loans multiplied by 1.50% plus (b) the adjusted balance of Large Corporate Loans multiplied by 1.90% plus (c) the adjusted balance of all other eligible collateral assets multiplied by 1.90% divided by (ii) the aggregate adjusted balance of all eligible collateral assets and (y) 1.75%.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1*	Amendment No. 4 to Credit Agreement, dated as of September 17, 2025, by and between the Fund, as servicer, HLEND Holdings B, L.P., as borrower, Bank of America, N.A., as administrative agent, U.S. Bank Trust Company, National Association, as collateral administrator, U.S. Bank National Association, as collateral custodian, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, HPS Corporate Lending Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: September 18, 2025	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer and Principal Accounting Officer